IMPORTANT NOTICE - INDEPENDENT AGENT AND  BROKER COMPENSATION



NO  COVERAGE  IS PROVIDED  BY  THIS NOTICE. THIS NOTICE
DOES NOT  AMEND   ANY   PROVISION   OF YOUR POLICY. YOU
SHOULD REVIEW  YOUR  ENTIRE  POLICY  CAREFULLY FOR COMPLETE
INFORMATION ON  THE  COVERAGES  PROVIDED AND  TO  DETERMINE
YOUR RIGHTS AND  DUTIES UNDER YOUR POLICY.
PLEASE  CONTACT   YOUR  AGENT  OR  BROKER IF YOU  HAVE  ANY
QUESTIONS  ABOUT  THIS NOTICE  OR  ITS CONTENTS.
IF THERE IS ANY   CONFLICT  BETWEEN  YOUR  POLICY  AND
THIS NOTICE,  THE PROVISIONS
OF  YOUR  POLICY  PREVAIL.

For  information  about how   Travelers  compensates
independent agents and  brokers, please visit
www.travelers.com, call   our  toll-free telephone  number,
1-866-904-8348, or  you  may request a  written copy from
Marketing at  One  Tower Square,   2GSA,   Hartford, CT
06183.







ND044  Rev.  1-08 	Page  1  of  1

HOW TO REPORT LOSSES, CLAIMS, OR POTENTIAL
CLAIMS TO TRAVELERS



Reporting new  losses, claims, or  potential claims promptly
 can  be  critical. It helps   to resolve covered losses or
 claims as quickly as possible and often reduces the overall cost. Prompt reporting:
     better protects the  interests of all  parties;
     helps   Travelers to try to resolve losses or  claims
 more quickly;  and
     often  reduces the  overall cost of a  loss or  claim
- losses or  claims reported more than five  days   after
they happen cost on average 35% more than those reported earlier.

Report losses, claims, or potential claims to Travelers easily and quickly by fax, U S mail, or email.


FAX


Use  this   number to report a  loss, claim, or  potential
 claim by  fax  toll  free.

1-888-460-6622

US MAIL

Use  this   address to report a  loss, claim, or  potential
 claim by  U  S  Mail.


Bond-FPS Claims Department
Travelers
Mail  Code  NB08F
385  Washington Street
Saint Paul, Minnesota  55102

EMAIL

Use  this   address to report a  loss, claim, or  potential
 claim by  email.

Pro.E&O.Claim.Reporting@SPT.com



This  is a  general description of how   to report a  loss,
 claim, or  potential claim under  this policy or  bond.
This  description does   not  replace or  add  to the  terms
 of this   policy or bond.  The  policy or  bond   alone
determines the  scope of  coverage. Please  read  it carefully for complete information on coverage. Contact your agent or broker if you have any questions about coverage.












ND059  Ed.  11-06 	-1-
2006  The  St.  Paul  Travelers  Companies, Inc.  All Rights
   Reserved



INVESTMENT COMPANY  BLANKET BOND
St. Paul Fire and Marine Insurance   Company
St. Paul, Minnesota  55102-1396
(A Stock Insurance  Company,  herein  called Underwriter)
DECLARATIONS	BOND  NO.  ZBN-15N90935-13-N2

Item  1.  Name  of Insured   (herein  called  Insured):
ARDEN-SAGE MULTI-STRATEGY MASTER FUND, LLC
Principal   Address:
375 PARK AVENUE
NEW YORK, NY 10152


Item  2.  Bond  Period  from 12:01 a.m.  on
05/12/13 to 12:01 a.m.  on  05/12/2014
the effective  date  of the  termination 	or
cancellation   of the  bond,  standard   time  at the Principal
Address  as to each  of said  dates.


Item  3.  Limit  of Liability
Subject   to Sections  9, 10, and  12 hereof:





Limit of Liability




Deductible
Amount

Insuring  Agreement  A - FIDELITY
$ 2,400,000             $ 25,000
Insuring  Agreement  B - AUDIT EXPENSE
$25,000              $ 2,500
Insuring  Agreement  C - PREMISES
$ 2,400,000             $ 25,000
Insuring  Agreement  D  - TRANSIT
$ 2,400,000             $ 25,000
Insuring  Agreement  E - FORGERY  OR ALTERATION
$ 2,400,000             $ 25,000
Insuring  Agreement  F - SECURITIES
$ 2,400,000             $ 25,000
Insuring  Agreement  G - COUNTERFEIT    CURRENCY
$ 2,400,000             $ 25,000
Insuring  Agreement  H - STOP  PAYMENT
$ 25,000             $ 2,500
Insuring  Agreement  I -
UNCOLLECTIBLE  ITEMS  OF  DEPOSIT
$25,000              $2,500
OPTIONAL   COVERAGES   ADDED   BY RIDER:

Insuring  Agreement  J - UNAUTHORIZED SIGNATURE
$ 25,000             $ 2,500

Insuring  Agreement  K -
VOICE INITIATED TRANSACTIONS
$ 2,400,000             $ 25,000

Insuring  Agreement  L - TELEFACSIMILE SYSTEMS
$ 2,400,000             $ 25,000



If   "Not    Covered"     is   inserted     above
opposite    any   specified    Insuring     Agreement
     or Coverage,   such  Insuring    Agreement    or
 Coverage   and  any  other   reference   thereto
in  this bond  shall  be deemed   to be deleted
therefrom.

Item  4.  Offices  or Premises   Covered   - Offices
  acquired   or established   subsequent 	to
the effective  date  of this  bond  are  covered
according   to the  terms  of General Agreement   A.
 All the  Insured's   offices  or premises   in
existence   at the  time  this bond  becomes  effective
 are  covered  under   this  bond  except  the  offices
 or premises   located  as follows:N/A


Item  5.  The  liability  of the  Underwriter 	is
subject   to the  terms  of the  following endorsements
 	or riders  attached   hereto:  Endorsements
or Riders  No.  1 through


ICB010 Ed. 07/04, ICB012 Ed. 07/04, ICB013 Ed. 07/04,
ICB014 Ed. 07/04, ICB015 Ed. 07/04, ICB022 Ed. 07/04,
ICB026 Ed. 07/04, MEL3274 Ed. 07/05, MEL2684 Ed. 03/05














Item  6.  The  Insured   by the  acceptance   of this
  bond  gives  notice  to the  Underwriter terminating
or canceling   prior  bonds  or policy(ies)  No.(s)
ZBN-14R42616-12-N2
 such  termination	or  cancellation   to be effective
  as of the  time  this  bond  becomes effective.

IN WITNESS  WHEREOF,   the  Company  has caused  this
bond to be signed  by its President  and Secretary  and
 countersigned   by a duly authorized  representative
 of the  Company.


Countersigned:



Authorized  Representative Countersigned   At



Countersignature    Date


ST. PAUL FIRE AND MARINE INSURANCE  COMPANY

Brian Maclean

President

Wendy C. Skjerven

Secretary

INVESTMENT  COMPANY BLANKET BOND



The Underwriter,   in consi deration  of an agreed  premium,
  and  subject  to the  De clarations  made  a part  here of,
 the General   Agreements,   Con ditions  and  Limitations
 and  other   terms   of  this  bond,   agrees  with  th e
 Insured,   in accordance  with  the Insuring  Agreements
hereof to which an amount of insurance is applicable as set forth in Item
3 of the Declarations and with respect to loss sustained by the Insured at any tim e but discovered during the Bond Period, to indemnify and hold harmless the Insured for:

INSURING  AGREEMENTS


(A) FIDELITY

Loss  resulting   from  any  dishonest   or  fraudulent act(s),
 including  Larceny or Embezzlement, committed  by an Employee,
  committed  anywhere and   whether   committed    alone   or
  in   collusion with  others,  including  loss of Property
  resulting from such acts of an Empl oyee, which Property
is held  by  the  Insured   for  any  purpose   or  in  any
 capacity and whether so held gratuitously or not and whether or not the Insured is liable therefor.

Dishonest   or  fraudulent   act(s)  as  used   in  this
Insuring Agreement shall mean only dishonest or fraudulent
 act(s) committ ed by such Employee with the manifest intent:

(a)  to cause the Insured  to sustain  such loss; and

(b)  to obtain  financial  benefit  for the  Employee, or
 for   any   other   Person    or   organization intended
 by the Employee to receive such benefit,	other
than    salar ies,   commissions, fees,  bonuses,
promotions, awards, profit sharing, pensions or other employee benefits earned in the normal course of employment.

(B) AUDIT EXPENSE

Expense  incurred  by the  Insured  for that  part  of the
 costs  of audits  or  examinations   required   by any
governmental		regulatory	  authority
to   be conducted		 either   by  such
   authority   or   by  an independent	accountant
  by	reason of	the discovery		of
loss   sustain ed   by   the Insured through	any
dishonest or	fraudulent act(s), including   Larceny
   or  Embezzlement,	of  any  of the	  Employees.
	The	total	  liability		 of
the Underwriter   for such  expense  by reason  of such
 acts of any Employee  or in which such Employee is
concerned  or implicate d or with respect  to any one
audit  or examination  is limited  to the amount stated
  opposite  Audit  Expense  in  Item  3 of the
Declarations;   it  being  und erstood,  however,
that such   expense shall   be   deemed	to
be   a   loss sustained   by  the  Insured   through
  any  dishonest or fraudulent act(s),	including
Larceny	or Embezzlement,   of one or more of the
Employees,

and the liability under this paragraph shall be in addition
to   the   Limit   of   Liability   stated    in Insuring
Agreement   (A)  in  Item   3  of  the Declarations.

(C) ON PREMISES

Loss   of   Property (occurring   with   or
without negligence or violence )through robbery,


unexplainable   disappearance,   damage  thereto   or
destruction   thereof,  abstraction   or  removal  from the
  possession,  custody  or control  of the  Insured, and
  loss of subscription,   conversion,  redemption or
deposit  privileges through  the misplacement  or loss

 of  Property,   while   the  Property   is  (or  is
supposed   or   believed   by   the   Insured	to be)
 lodged	  or	  deposited		  within
 any	offices   or premises   located   anywhere,
except  in  an  office listed	in Item
	4	of	the	Declarations	or
amendment	  thereof   or  in  the   mail  or
with   a carrier   for  hire,   other   than   an
armored   motor vehicle	company, for	the
purpose	 of transportation.

Office and Equipment

(1) loss of or damage to furnishings, fixtures, stationery, supplies or equi pment, within any of the Insured's
offices  covered   under   this bond caused by Larceny or
theft in, or by burglary,  robbery  or  hold-up  of, such
 office, or  attempt   thereat,   or  by  vandalism  or
malicious mischief; or

(2)  loss  through   damage  to  any  such  office  by
Larceny  or  theft  in,  or  by  burglary,  robbery or
hold-up  of, such office, or attempt  thereat, or   to
  the   interior	of  any   such   office  by
vandalism  or malicious  mischief  provided,  in any
event,  that  the  Insured   is  the  owner  of such
offices,  furnishings,  fixtures,  stationery, supplies
 or equipment   or is legally liable  for such	loss
or	damage	always	excepting, however,  all loss
or damage through  fire.

(D) IN TRANSIT

Loss   of   Property	(occurring   with   or without
negligence  or violence) through  robbery,  Larceny,
theft,	hold-up,	 mispla cement,
mysterious unexplainable		disappearance,
	being		lost	or otherwise   made
 away  wit h,  damage   thereto   or destruction
thereof,    and   loss   of   subscription, conversion,
	 redemption		or   deposit
 privileges through   the   misplacement   or  loss
 of  Property, while  the  Property  is in  transit
  anywhere  in  the custody   of   any   person	 or
   persons	  acting   as messenger,   except
while  in  the  mail  or  with  a carrier   for  hire,
  other   than   an  armored   motor vehicle
company,		for			the
		purpose	of transportation,   such
transit  to begin  immediately upon  receipt  of such
 Property by the transporting person or persons, and to end immediately upon delivery thereof at destination.

(E)  FORGERY  0R ALTERATION

Loss through  Forgery  or alteration  of or on:

(1)  any    bills    of    exchange ,    checks,
  drafts, acceptances,	certificates        of
  deposit, promissory notes, or other written promises,
 orders  or  directions   to  pay  sums  certain
in money,   due   bills,  money   orders,   warrants,
 orders	upon    public    treas uries,    letters
 of credit;  or

(2) other    written    instructions,     advices
 or applications		directed      to
  the     Insured, authorizing   or   acknowledging
   the   transfer, payment,   delivery   or
receipt   of  funds   or Property,	which
instruct ions,    advices    or applications purport
  to have been signed or endorsed  by any:

(a)  customer  of the Insured,  or
(b)  shareholder     or    subscriber    to
shares, whether  certificated   or  uncertificated,
   of any Investment  Company,  or
(c) financial   or   banking   institution    or
stockbroker,

but       which       instruction s,      advices
     or applications   either  bear  th e forged
signature or endorsement   or have been  altered
without the knowledge  and consent  of such customer,
 shareholder  or  subscriber   to  shares,  or
financial   or   banking   institution    or stockbroker;
  or

(3) withdrawal   orders   or   receipts   for   the
withdrawal  of funds  or  Pr operty,  or  receipts
or certificates  of deposit  for Property  and
bearing  the  name  of the  In sured  as issuer,
or of  another   Investment    Company   for  which
 the Insured  acts as agent,

excluding, however, any loss covered under Insuring Agreement (F) hereof whether or not coverage for Insuring Agreement (F) is provided for in the Declarations of this bond.

Any   check   or   draft   (a)   made   payable	to
a fictitious  payee and endorsed  in the name of
such fictitious  payee  or  (b) procured   in  a
transaction with  the  maker  or  drawer   thereof
or  with  one acting  as  an  agent  of such  maker
or  drawer   or anyone	impersonating	another
and	made	or drawn  payable  to  the  one
so  impersonated   and endorsed		by
anyone		other	than	 the	  one
impersonated,   shall be deemed  to be forged as
to such endorsement.

Mechanically  reproduced   facsimile signatures
are treated  the same as handwritten   signatures.

(F)  SECURITIES

Loss  sustained   by  the   Insured,
including   loss sustained	  by   reason
of   a   violation of   the constitution   by-laws,
  rules  or  regulations   of any Self	Regulatory
Organiz ation	of   which	the Insured  is
a member  or which  would  have  been imposed   upon
  the  Insured   by  the  constitution, by-laws,
	rules	or	regu lations	 of	any
	Self Regulatory  Organization   if the
Insured  had  been a member  thereof,

(1)  through   the  Insured's   having,  in  good
faith and in the course  of busine ss, whether  for
 its own  account  or for the  account  of others,
 in any  representative,	 fiduciary,  agency
  or  any other	capacity,		eithe r
gratuitously	or otherwise,   purchased   or
otherwise   acquired, accepted  or received,  or
sold or delivered,  or given   any   value,
extended	   any   credit	or assumed   any
  liability,   on   the   faith   of,  or otherwise
	acted	  upon,	 any		securities,
 documents	 or	other	written	instruments
 which prove to have been:

(a)  counterfeited,   or
(b) forged as to the signature  of any maker, drawer,
issuer, endorser, assignor, lessee, transfer	agent
   or    regist rar,    acceptor, surety  or
guarantor  or as to the  signatur e of any  person
 signing  in  any  other capacity,  or
(c)  raised   or  otherwise   altered,   or  lost,
  or stolen,  or
(2)  through   the  Insured's   having,  in  good
 faith and in the course of business, guaranteed
 in writing  or  witnessed  an y signatures
whether for valuable  consideration  or not and
whether or  not   such   guaranteeing    or
witnessing   is ultra  vires  the  Insured,   upon
 any  transfers,

assignments,  bills of sale, powers  of attorney,
guarantees,    endorsements     or    other
obligations upon or in connection with any securities,
  documents  or other written instruments    and
 which  pass  or  purport   to pass  title   to
such  securit ies,  documents   or other written
 instruments;  excluding losses caused  by
Forgery  or  alteration   of, on  or  in those
 instruments    covere d   under    Insuring
Agreement  (E) hereof.

Securities, documents	or other written
instruments		shall  be  deemed
to  mean   original (including   original
count erparts)   negotiable	or non-negotiable
	agreements		 which	in
 an d   of themselves		 represent
	an		equitable
interest, ownership,	or   debt,	including
	  an   assignment thereof,  which
instrument s  are,  in  the  ordinary course
 of  business,   transferable   by  delivery
of such agreements  with any necessary
endorsement or assignment.

The	word	"counterfeited"	as   used
	in	this Insuring  Agreement
shall be deemed  to mean any security,
document   or  other  written   instrument
which  is intended   to deceive  and  to be
taken  for an original.

Mechanically  reproduced   facsimile signatures
  are treated  the same as handwritten
signatures.

(G) COUNTERFEIT	CURRENCY

Loss through  the  receip t by the  Insured,
in good faith,   of   any   counterfeited
money   orders	or altered   paper   currencies
   or  coin  of  the  United States  of America
 or Canada  issued  or purporting to  have
been   issued   by  the   United   States   of
 America   or   Canada   or   issued   pursuant
	to   a United   States  of America  or
 Canada  statute   for use as currency.

(H) STOP PAYMENT

Loss against any and all sums which the Insured shall become obligated to pay by reason of the liability imposed upon the Insured by law for damages:

For  having  either  complied  with  or failed
 to comply   with	any   writte n   notice
	of   any customer,   shareholder   or
subscriber   of  the Insured  or  any Authorized
  Representative   of such  customer,   shareholder
   or  subscriber   to stop  payment  of any
check  or draft  made  or drawn	by   such
customer,	shareholder	or subscriber
 or any Authorized Representative of such customer, shareho lder or subscriber, or

For  having refused  to pay any check or draft
 made  or drawn  by any customer,  shareholder
 or  subscriber   of  the  Insured   or  any
Authorized Representative of such customer, shareholder or subscriber.

(I)   UNCOLLECTIBLE	ITEMS  OF  DEPOSIT

Loss  resulting   from  payments   of  dividends
   or fund shares, or withdrawals permitted  from
 any customer's, shareholder's, or subscriber's
account based  upon  Uncollectible   I tems  of
 Deposit  of a customer,   shareholder   or
subscriber   credited   by the   Insured    or
  the   Insured's   agent   to   such customer's,
  shareholder's   or  subscriber's   Mutual Fund
 Account; or loss resulting from an Item of Deposit
      processed      thr ough     an     Automated
 Clearing    House    which    is   reversed
 by    the customer, shareholder  or subscriber
and deemed uncollectible  by the Insured.

Loss includes  dividends  and  interest  accrued
 not to exceed  15%  of the  Uncollectible
Items  which are deposited.

This  Insuring   Agreement   applies  to  all
Mutual Funds   with  "exchange  privileges"
if all  Fund(s) in the exchange program are
insured by the Underwriter   for  Uncollect ible
  Items  of Deposit. Regardless  of the number
 of transactions  between Fund(s),  the  minimum
  number  of days of deposit within  the
Fund(s)  before withdrawal  as declared in  the
  Fund(s)  prospectus   shall  begin  from
the date  a deposit  was first  credited   to
 any  Insur ed Fund(s).


GENERAL  AGREEMENTS


A.   ADDITIONAL   OFFICES	OR  EMPLOYEES	-
CONSOLIDATION   OR MERGER  - NOTICE

(1)  If  the  Insured   shall,  while  this  bond
   is  in force,	establish    any
additional    office   or offices, such offices
shall be automatically covered hereunder  from
the dates of their establishment,  respectively.
   No notice to the Underwriter	of   an
increase    during    any premium  period  in
 the  number  of offices or

in  the  number   of Employees   at  any  of
the offices covered  hereunder   need  be given
and no additional premium need be paid for the remainder of such premium period.

(2)  If    an    Investment     Comp any,
 named    as Insured   herein,   shall,  while
  this  bond  is  in force, merge  or consolidate
  with,  or purchase the  assets  of another
instit ution,  coverage  for such   acquisition
   shall   apply   automatically

from  the   date   of  acquisition.   The
Insured shall  notify  the  Underwriter    of
  such acquisition   within  60 days  of said
 date,  and an  additional   premium   shall
 be   computed only  if  such  acquisition
involves  additional offices or employees.

B.   WARRANTY

No   statement    made   by   or   on   behalf
   of  the Insured,   whether  contained in
the  application  or otherwise, shall be deemed
  to be a warranty  of anything  except  that
 it  is true  to the  bes t of the knowledge
and belief of the person making the statement.
C.   COURT  COSTS AND ATTORNEYS' FEES
(Applicable	to	all	Insur ing
	Agreements	or
Coverages  now  or  hereafter  forming  part
 of this
bond)

The   Underwriter	will   indemnify
 the   Insured against  court  costs and
reasonable  attorneys'  fees incurred   and
  paid   by  the   Insured   in  defense,
whether   or  not  successful,  whether   or
 not  fully litigated	on   the   merits
and   whether	or   not settled,   of any
suit  or  legal  proceeding   brought against
   the   Insured	to   enforce   the
 Insured's liability or alleged liability on
account  of any loss, claim or damage  which,
 if established  against  the Insured,  would
 constitute  a loss sustained  by the Insured
   covered   under   the  terms   of  this
bond provided,  however,  that  with  respect
 to Insuring Agreement (A) this indemnity shall apply only in the event that:

(1) an Employee  admits to being guilty of any
 dishonest	or    fraudulent     act(s),
   including Larceny  or Embezzlement;   or

(2)  an  Employee   is  adjudicated   to  be
 guilty of any dishonest or fraudulent act(s), including Larceny or Embezzlement;

(3)  in   the   absence    of   (1)   or
(2)   above   an arbitration   panel  agrees,
  after  a review  of an

agreed statement of facts, that an Employee would be found guilty of dishonesty if such Employee were prosecuted.

The Insured  shall promptly  give notice to
the Underwriter   of any such suit or legal
proceedings and   at   the   request    of
the   Underwriter    shall furnish  it  with
copie s of all  pleadings  and  oth er papers
therein.   At the Underwriter's  election  the
Insured  shall permit  the  Underwriter   to
conduct the  defense  of such  suit  or  legal
proceeding,   in the Insured's  name, through
attorneys  of the Underwriter's    selection.
     In   such   event,   the Insured  shall
give all reasonable  information  and assistance
   which   the   Un derwriter    shall   deem
necessary  to  the  proper   defense  of such
 suit  or legal proceeding.

If the  amount  of the  Insured's  liability  or
alleged liability  is  greater   than  the  amount
   recoverable under   this  bond,  or  if a
Deductible   Amount  is applicable,	or
both,	th e		liability	of
the Underwriter	 under   this   General
Agreement   is limited   to   the   proportion
of  court   costs   and attorneys'  fees incurred
   and  paid  by the  Insured or	by
the		Underwriter	  that	the
 amount recoverable  under  this  bond  bears
to the  total  of such  amount   plus  the  amount
   which  is  not  so recoverable.	 Such
indemni ty shall be in addition to   the   Limit
   of   Liability   for   the   applicable Insuring
  Agreement  or Coverage.

D.   FORMER  EMPLOYEE

Acts of an Employee,  as defined  in this bond,
are covered  under  Insuring  Agreement  (A) only
 while the Employee  is in the Insured's  employ.
   Should loss involving  a former  Employee  of
the  Insured be discovered subsequent  to the
termination  of employment, coverage would still
apply under Insuring   Agreement   (A) if  the
direct   proximate cause   of  the   loss
occurred    while   the   former Employee
performed   duti es within  the  scope  of his/her
 employment.


THE  FOREGOING  INSURING  AGREEMENTS  AND  GENERAL
 AGREEMENTS  ARE SUBJECT  TO THE  FOLLOWING
CONDITIONS   AND  LIMITATIONS:


SECTION  1.	DEFINITIONS

The following terms, as used in this bond have the respective meanings stated in this
 Section:

(a)  "Employee"   means:

(1)  any  of  the   Insured's   officers,  partners,
	or employees,  and


(2)  any   of  the   officers   or   employees
of  any predecessor   of  the  Insure d  whose
principal assets	are	acquired
by   the	Insured	by consolidation  or merger
  with, or purchase of assets or capital stock of, such predecessor, and

(3)  attorneys  retained  by the  Insured  to
perform legal	services    for   the    Insured
    and    the employees	of   such
attorneys    while    such attorneys  or employees
of such attorneys are performing such services for the Insured, and

(4)  guest   students    pursuing    their
studies    or duties  in any of the Insured's
 offices, and

(5)  directors	  or   trustees	of  the   Insured,
		the investment  advisor,  under
writer  (distributor), transfer		agent,
or   shareholder		accounting record
  keeper,  or administrator  authorized  by
written   agreement   to  keep  financial   and/or
 other	required		records,
but	only	while performing  acts  coming
within  the  scope  of the  usual  duties  of an
officer or employee  or while  acting  as a member
  of any  committee duly   elected   or   appointed
  to   examine   or audit   or  have  custody   of
  or access to the Property of the Insured, and

(6)  any   individual    or   individuals
assigned   to perform   the   usual   duties
of  an   employee within	the   premises
  of   the   Insured,    by contract,
or    by    any    agency    furnishing temporary
  personnel on a contingent or part- time basis, and

(7) each    natural     person,     partnership
   or corporation  authorized   by written
agreement with  the  Insured  to  perform  services
  as electronic  data processor of checks or other
 accounting	records    of   t he    Insured,
    but excluding   any  such   proce ssor  who
acts  as transfer  agent  or in any other agency
capacity in issuing checks, drafts or securities
for the Insured,   unless   included   under
sub-sectio n (9) hereof, and

(8)  those  persons   so  designated   in  Section
   15, Central  Handling  of Securities,  and

(9)  any officer, partner,  or Employee  of: (a)
 an investment  advisor,
(b)  an underwriter   (distributor),
(c) a    transfer     agent    or    shareholder
accounting  record-keeper,   or
(d)  an  administrator    authoriz ed  by  written
 agreement to keep financia l and/or other required records,

for  an  Investment   Company   named   as  Insured
 while performing  acts coming within  the  scope
 of the  usual  duties  of an officer or Employee
 of any investment   Company   named  as  Insured
  herein, or while acting as a me mber of any committee duly elected or appointed to examine or audit or have custody of or access to the Property of any

such  Investment	 Company,   provided   that
   only Employees	or   partners	of   a
 transfer	agent, shareholder
accounting		record-keeper		or
administrator		which   is  an  affiliated
  person,   as defined  in the  Investment
Company  Act of 1940, of an Investment   Compan y
named  as Insured  or is an affiliated  person  of
 the  advisor,  underwriter or  administrator	of
 such  Investment	Company, and which is not
 a bank, shall be included within the definition of Employee.

Each  employer   of  temporary   personnel   or
processors  as set  forth in  sub -sections  (6)
and  (7) of Section  1(a) and their  partners,
officers and employees  shall collectivel y be
deemed  to be one person    for   all   the
 purposes    of   this    bond, excepting,  however,
  the  last paragraph  of Section
13.

Brokers,    or   other    agent s   under
contract    or representatives    of  the   same
  general   character shall not be considered
Employees.

(b)  "Property"	means   mone y  (i.e.   currency,
	coin, bank  notes,  Federal   Reserve
notes),  postage  and revenue   stamps,   U.S.
Savings  Stamps,   bullion, precious  metals  of
all kinds  and  in any form and articles
made		therefrom,		 jewelry,
	  watches, necklaces,		 bracelets,
	gems,	   precious	  and semi-precious
 stones,  bonds,  securities,  evidences of  debts,
   debentures,	   scri p,  certificates,   interim
receipts,   warrants,   rights,  puts,   calls,
straddles, spreads,	 transfers,
coupons,		drafts,	  bills	of exchange,
  acceptances,   notes,  checks,  withdrawal orders,
  money orders,  war ehouse receipts,  bills of
lading,   conditional   sales  contracts,   abstracts
   of title,  insurance   policies,  deeds,
mortgages  under real   estate   and/or   chattels
  and   upon   interests therein,	 and
assignments		of	    such
 policies, mortgages   and  instruments,
and  other   valuable papers,   including   books
 of  account   and   other records  used  by the
 Insured  in the  conduc t of its business,  and
all other  instruments   similar  to  or in	the
	 nature			of	   the
foregoing	including Electronic   Representations
	of  such  instrumen ts enumerated
 above	 (but	excluding	 all	 data
processing  records)  in  whic h the  Insured
has  an interest   or   in  which   the   Insured
	acquired   or should  have  acquired   an
 interest   by  reason  of a predecessor's  declared
   financial  condition   at  the time   of  the
Insured's   consolidation   or  merger with,  or
purchase  of the  principal  assets  of, such
predecessor  or which are held  by the  Insured
for any  purpose   or  in  any  capacity  and
whether   so held  gratuitously  or  not  and
whether  or  not  the Insured  is liable therefor.

(c)  "Forgery"		means   the   signing
of  the   name   of another	with   intent
to   deceive;   it   does   not

include   the  signing  of one's  own  name
with  or without   authority,   in  any  capacity,
  for  any purpose.

(d)  "Larceny  and Embezzlement"   as it applies
 to any named  Insured   means  thos e  acts  as
 set  forth  in Section  37  of  the  Investm ent
  Company   Act  of
1940.

(e)  "Items    of  Deposit"    means   any   one
  or   more checks and  drafts.   Items  of
Deposit  shall not  be deemed	uncollectible
  until     the     Insured's collection  procedures
  have failed.

SECTION  2.	EXCLUSIONS

THIS  BOND,  DOES  NOT COVER:

(a)  loss effected  directly  or  indirectly   by
 means of  forgery   or   alteratio n   of,  on   or
   in any instrument, except when covered by Insuring Agreement (A), (E), (F) or (G).

(b)  loss  due  to  riot  or  civil  commotion
outside the  United  States  of America and Canada;
  or loss due  to military,  naval or usurped
power, war or insurrection  unless  such loss
occurs in transit	in    the    circumstances
     recited     in Insuring   Agreement   (D),
and  unless,   when such   transit    was   initiated,
   there    was   no knowledge of such riot, civil
commotion, military, naval or usurped power, war or
insurrection   on the  part  of any person  acting
for the Insured  in initiating  such transit.

(c)  loss,  in  time   of  peace   or  war,  directly
   or indirectly   caused   by  or  resulting
from  the effects	of   nuclear    fission
 or    fusion    or radioactivity;	provided,
   however,   that   this paragraph   shall  not
apply to loss resulting from industrial uses of nuclear energy.

(d)  loss resulting   from  any  wrongful  act  or
  acts of any person  who is a member  of the
Board of Directors   of the  Insured   or  a member
 of any   equivalent    body   by   whatsoever
 name known		unless    such    person
  is    also    an Employee	or   an   elected
   official,   partial owner   or  partner   of  the
  Insured   in  some other	capacity,    nor,
 in    any   event,    loss resulting  from  the  act
 or acts of any person while acting in the capacity of a member of such Board or equivalent body.

(e)  loss  resulting   from  the  complete   or
partial non-payment  of, or default  upon,  any loan
or transaction  in the nature  of, or amounting  to,
a loan made  by or obtained  from the Insured or
any    of    its     partne rs,    directors     or
 Employees,	whether         authorized
or unauthorized   and  whether  procured   in  good

faith or through trick, arti fice fraud or false pretenses, unless such loss is covered under Insuring Agreement (A), (E) or (F).

(f)   loss   resulting	from   any   violation
by   the
Insured  or by any Employee:

(1)  of   law    regulating     (a)   the
issuance, purchase	or    sale    of
securities,     (b) securities	 transactions
 upon    Security Exchanges   or  over  the  counter
   market, (c)	Investment      Compa nies,     or
    (d) Investment  Advisors, or

(2) of any rule or regulation made pursuant to any such law.

unless such loss, in the absence of such laws, rules or regulations, would be covered under Insuring Agreements (A) or (E).

(g)  loss of Property  or loss of privileges
through the  misplacement   or  loss  of Property
  as  set forth in Insuring  Agreement  (C) or (D)
while the Property  is in the custody of any armored
 motor vehicle company,  unl ess such loss shall be
   in   excess  of  the   amount   recovered   or
received	by   the    Insured    under    (a)
  the Insured's contract with said armored motor
vehicle   company,   (b)  insurance   carried   by
 said armored motor vehicle company for the benefit
   of  users   of  its  service,   and   (c)  all
other insurance and indemnity in force in whatsoever
  form carried  by or for the benefit of   users
 of   said   armor ed   motor    vehicle company's
  service, and then this bond shall cover only such excess.

(h)  potential   income,  including   but  not
limited to interest and dividends, not realized by the Insured because of a loss covered under this bond, except as included under Insuring Agreement (I).

(i) all damages of any type for which the Insured is legally liable, except direct compensatory damages arising from a loss covered  under  this bond.

(j)   loss through  the  surrender   of Property
away from an office of the Insured as a result of a threat:

(1)  to do bodily  harm  to  any p erson,  except
loss of Property  in transit  in the  custody of
any    person    actin g   as    messenger provided
	that   when   such   transit    was
initiated there was no knowledge by the Insured of any such threat, or

(2)  to    do    damage    to    th e    premises
   or Property of the Insured, except when covered under Insuring Agreement (A).

(k)  all costs, fees and other  expenses incurred
  by the Insured  in establishing  the existence
of or amount   of  loss   covered   under    this
   bond unless such indemnity is provided for under Insuring Agreement (B).

(l) loss  resulting  from  payments  made  or
withdrawals  from  the  acco unt  of a customer
of the  Insured,   shareholder   or  subscriber
  to shares  involving  funds  erroneously
credited to  such  account,   unless  such
payments   are made to or withdrawn  by such
depositors or representative   of such  per son,
  who  is within the   premises   of  the
drawee   bank   of  the Insured  or within  the
 office of the Insured  at the  time  of such
payment  or  withdrawal   or unless	such
 payment    is    covered    under Insuring
Agreement  (A).

(m) any loss resulting  from Un collectible
Items  of Deposit which are drawn from a financial
 institution	outside    the   fifty   states
 of   the United	States     of    America,
    District     of Columbia,  and  territories
   and possessions of the United States of America, and Canada.

SECTION  3.	ASSIGNMENT  OF  RIGHTS

This  bond  does  not  afford  coverage  in
favor  of any Employers  of temporary  pe rsonnel
  or of processors  as set  forth  in sub-sections
  (6) and  (7) of Section  1(a) of this  bond,
as  aforesaid,   and  upon   payment   to  the
Insured   by  the  Underwrite r  on  account  of
 any  loss through	dishonest	or
fraudulent	act(s)   including Larceny  or
Embezzlement   committed   by  any  of the partners,
   officers  or  employees   of  such  Employers,
whether  acting  alone  or  in  collusion  with
others,  an assignment  of such of the  Insured's
  rights  and  causes of action  as it  may  have
 against  such  Employers   by reason  of such
acts  so com mitted  shall,  to the  extent of
 such  payment,   be  given  by  the   Insure d
  to  the Underwriter,   and the Insured  shall
 execute  all papers necessary   to  secure
to  th e  Underwriter	the   rights herein
provided  for.

SECTION  4.	LOSS	-	NOTICE	-
PROOF	- LEGAL PROCEEDINGS

This  bond   is  for  the   use  and  benefit
 onl y  of  the Insured     named     in
th e    Declarations     and    the Underwriter
 shall not be liable hereunder  for loss
sustained   by  anyone  other   than  the
Insured   unless the  Insured,   in  its  sole
 discretion  and  at  its  option, shall include
  such loss in  the  Insured's  proof of loss.
 At the  earliest  practicable   moment  after
  discovery  of any   loss   hereunder     the
    Insured    shall   give   the

Underwriter		written   notice
thereof   and   shall   also within  six months
  after  such  discovery  furnish  to the
Underwriter		 affirmative
proof	  of   loss   with	    full
particulars.	If claim is made under  this
bon d for loss of securities  or  shares,  the
  Underwriter   shall  not  be liable   unless
  each   of  such   securities   or   shares
  is identified   in  such  proof  of  loss
by  a  certificate   or bond  number  or, where
 such securities  or shares  are uncertificated,
   by such iden tification  means  as agreed to
  by  the  Underwriter.	The  Underwriter   shall
  have thirty  days after notic e and proof of
 loss withi n which to  investigate  the  claim,
  but  where  the  loss is clear and   undisputed,
	settlement		shall   be   made
   within forty-eight  hours; and this shall
apply notwithstanding the  loss is made  up
wholly or in part  of securities  of which
duplicates		may		be
obtained.	Legal proceedings  for recovery
  of any  loss hereunder   shall not  be
brought  prior  to  th e  expiration  of sixty
 days after  such  proof of loss is filed with
  the  Underwriter nor  after  the  expiration
  of twenty-four   months  from the  discovery
  of such  loss, except  that  any action  or
proceedings  to  recover  hereunder   on
account  of any judgment  against  the  Insured
  in  any suit  mentioned in General  Agreement
  C or to recover  attorneys'  fees paid  in
any such  suit,  shall be  begun  within
twenty- four months  from the  date  upon  which
  the  judgment in  such  suit  shall  becom e
 final.	If  any  limitation embodied   in   this
   bond   is  prohibited	by  any  law
controlling   the   construction   hereof,
 such  limitation shall be deemed  to be amended
 so as to be equal  to the  minimum  period  of
limitation  permitted   by such law.

Discovery  occurs when the Insured: (a)
becomes  aware of facts, or
(b)  receives	written	notice	of   an
actual	or
potential  claim by a third  party  which
alleges that   the   Insured    is   liable
  under circumstances,

which  would  cause  a  reasonable   person
 to  assume that  a loss covered  by the
bond  has been  or will  be incurred   even
 though the exact amount or details of loss may not be then known.

SECTION  5.      VALUATION OF  PROPERTY

The  value  of any  Property,  except  books
of accounts or other  records  used  by the
Insured   in the  conduct of its business,  for
 the  loss of which  a claim  shall be made
hereunder,   shall be  determined   by the
average market  value  of such  Pro perty  on
 the  business  day next  preceding   the
discovery  of such  loss; provided , however,
 that  the  value of any Property  replaced
by the  Insured   prior  to  the  payment   of
 claim  therefor shall be the actual  market
value at the time of replacement;   and  further
 provided  that  in  case  of a loss or
misplacement  of interim  certificates,
warrants,

rights,  or other  securities,  the  production
  of which  is necessary to the exercise of
subscription,  conversion, redemption   or
deposit   privileges,   the  value  thereof
shall  be  the  market  value  of  such
privileges immediately   preceding   the
expiration  thereof  if said loss  or
misplacement   is  not   discovered   until
   after their   expiration.     I f  no
 market  price  is  quote d  for such
Property   or  for such  privileges,  the
 value  shall be fixed by agreement
between  the parties or by arbitration.

In  case of any loss or damage  to Property

  consisting of  books  of  accounts   or
ot her  records   used  by  the Insured
 in    the    conduct     of    its
business,     the Underwriter   shall  be
 liable  under   this  bond  only  if such
 books  or  records   are  actually
reproduced   and then  for not more  than
the cost of blank books, blank pages or
other  materials  plus the cost of labor
 for the actual  transcription    or
copying  of  data  which  shall have   been
 furnished   by  the   Insured    in   order
  to reproduce  such books and other  records.

SECTION  6.      VALUATION  OF  PREMI SES
AND FURNISHINGS

In case of damage to any office of the Insured,
  or loss of or  damage  to  the  furnis hings,
  fixtures,  stationery, supplies,
equipment,	safes   or   vaults   therein,
	the Underwriter	shall  not  be
liable  for  more  tha n  the actual  cash
value thereof,  or for more  than  the  actual
 cost of their  replacement   or repair.  The
  Underwriter may,  at  its  election,   pay
  such  actual  cash  value  or make such
replacement   or repair.   If the  underwriter
 and  the  Insured   cannot  agree  upon
such  cash  value or  such  cost  of replacement
   or  repair,  such  shall  be determined
 by arbitration.

SECTION  7.      LOST SECURITIES

If  the  Insured   shall  sustain  a  loss
 of  securities   the total  value of which
 is in excess of the  limit  stated  in Item
 3 of the  Declaration s of this  bond,  the
  liability of the Underwriter   shall be
limited  to payment  for, or duplication
of,  securities   having  value  equal  to
 the limit   stated   in  Item   3  of  the
   Declarations   of  this bond.

If   the   Underwriter     shall   make
payment    to   the Insured  for any loss
of securities,  the Insured  shall thereupon
   assign   to   the   Underwriter     all
  of   the Insured's   rights,   title   an d
  interest   in  and   to  said securities.

With  respect  to  securities  t he value
of which  do not exceed the Deductible
Amount (at the time of the discovery  of the
  loss) and  for which  the  Underwrite r
may  at   its  sole  discretion   and
option   and   at  the request  of the
Insured  issue  a Lost  Instrument   Bond
or  Bonds  to  effect  replac ement  thereof,
  the Insured will pay the usual premiu m charged therefor and will

indemnify  the  Underwriter   against all
loss or expense that   the   Underwriter
  may  sustain   because   of  the issuance
  of such Lost Instrument   Bond or Bonds.

With  respect  to securities  the  value of
 which exceeds the  Deductible   Amount
(at  the  time  of discovery  of the  loss)
 and  for which the  Underwriter   may
issue or arrange  for the issuance  of a
Lost Instrument   Bond or Bonds   to
effect   replacement	thereof,   the
Insured agrees   that	it   will   pa y
 as   premium	therefor	a
proportion   of  the  usual  premium
charged   therefor, said  proportion   being
  equ al  to  the  percentage   that the
Deductible	Amount   bears   to  the
value  of  the securities  upon  discovery
of the  loss, and  that  it will indemnify
the  issuer of said Lost Instrument   Bond
or Bonds   against   all   loss   and
expense   that   is   not recoverable   from
  the  Underwriter	under   the  terms
and  conditions   of this  Investment
Company Blanket Bond subject to the Limit of Liability hereunder.

SECTION  8.      SALVAGE

In  case of recovery,  whether  made  by the
 Insured  or by the  Underwriter,   on
account  of any loss in excess of   the	Limit
	of   Liability	hereunder
plus	the Deductible   Amount  applicable
  to such loss, from any source  other  than
  suretyship,  insurance,   reinsurance,
security  or  indemnity   taken  by  or
for the  benefit  of the  Underwriter,
	the  net  amount   of  such
recovery, less  the  actual  costs  and
expenses  of  making  same, shall be  applied
  to  reimburse   the  Insured   in full
for the  excess portion  of such loss, and
 the  remainder , if any,   shall   be
paid   first   in   reimbursement	of
 the Underwriter   and  thereafte r  in
reimbursement   of the Insured	 for   that
	   part	of   such   loss   within
	the Deductible	Amount.   The
Insured   shall  execute   all necessary  papers
   to  secure   to  the  Underwriter	the
rights provided  for herein.

SECTION  9.  NON-REDUCTION         AND
NON - ACCUMULATION  OF LIABILITY AND TOTAL
LIABILITY

At  all  times  prior  to  termination
hereof,  this  bond shall  continue   in
force  for  the  limit   stated   in  the
applicable   sections  of Ite m  3  of the
  Declarations   of this bond  notwithstanding
  any previous  loss for which the Underwriter
  may have paid or be liable to pay hereunder;
   PROVIDED,   however,  that  regardless  of
 the  number  of years this bond shall continue
  in force and  the  number  or premiums
which  shall be payable or  paid,  the
liability  of the  Underwriter   under
this bond with respect to all loss resulting from:

(a)  any  one  act  of burglary,  robbery
or  holdup, or  attempt   thereat,   in  which
  no  Partner   or Employee  is concerned  or
implicated  shall be deemed  to be one loss,
 or
(b)  any one unintentional   or negligent
act on the part  of any other  person
resulting  in damage

to	or	destruction	or
misplacement	of
Property,  shall be deemed  to be one loss,
or
(c)  all  wrongful  acts,  other  than  those
  specified in   (a)  above,   of  any  one
 person   shall   be deemed  to be one loss,
 or
(d)  all  wrongful  acts,  other  than  those
  specified in  (a) above,  of one  or  more
 persons  (which dishonest	act(s)   or
 act(s)   of   Larceny	or Embezzlement	include,
   but  are  not  limited to, the  failure
of an Employee  to report  such acts  of  others)
  whose  dishonest   act  or  acts intentionally
  or unintentionally,   knowingly or unknowingly,
   directly   or  indirectly,   aid  or aids
in  any way, or permit s the  continuation of,
  the   dishonest   act  or  acts  of  any
other person or persons shall be deemed to be one loss with the act or acts of t he persons aided, or
(e) any one casualty or event other than those specified in (a), (b), (c) or (d) preceding, shall be deemed  to be one loss, and

shall  be  limited  to  the  applicable
Limit of Liability stated in Item 3 of the Declarations of this bond irrespective of the  total  amount  of such loss or
losses and shall not be cumulative in amounts from year to year or from period to period.

Sub-section (c) is not applicable to any situation to which the language of sub-section
  (d) applies.

SECTION  10.    LIMIT  OF  LIABILITY

With  respect  to any loss set forth in the
 PROVIDED clause  of Section  9 of this
bond  which  is recoverable or  recovered
  in  whole  or  in  part   under   any
other bonds  or  policies  issue d  by
the  Underwriter   to  the Insured
or   to   any  predecessor	in
interest   of  the Insured   and  terminated
   or  cancelled   or  allowed  to expire
  and  in  which  the  pe riod  of
discovery  has not expired   at   the
 time   any   such   loss  thereunder
is discovered,   the   total   liabi lity
  of  the   Underwriter under   this
bond  and  und er  other  bonds  or
policies shall not exceed,  in the aggregate,
 the amount  carried hereunder  on such
loss or the amount  available to th e
Insured	 under	such   othe r   bonds   or
   policies,   as limited  by the  terms
and  conditions  thereof,  for any such
loss if the latter  amount  be the larger.

SECTION  11.    OTHER  INSURANCE

If  the  Insured   shall  hold,  as
indemnity   against  any loss covered
hereunder,  any valid and enforceable
insurance   or  suretyship,   the   Underwriter
   shall   be liable  hereunder   only  for
such  amount  of such  loss which   is  in
 excess   of  the   amount   of  such   other
 insurance or suretyship, no t exceeding, however, the Limit of Liability of this bond  applicable  to such loss.

SECTION  12.    DEDUCTIBLE

The Underwriter   shall not  be liable
 under  any of the Insuring  Agreements  of
this  bond  on  account  of loss as specified,
  respectively,  in sub-sections  (a), (b),
 (c), (d) and  (e) of Section  9,
NON-REDUCTION	AND NON-	ACCUMULATION
	OF	LIABILITY   AND TOTAL
LIABILITY,  unless  the  amount  of such
 loss, after  deducting  the  net  amount
  of all reimbursement and/or   recovery
   obtained   or  made  by  the  Insured,
 other   than   from  any  bond   or
policy  of  insurance issued  by  an
insurance   company  and  covering  such
loss, or by the  Underwriter   on account
  thereof  prior to  payment   by  the
Unde rwriter   of  such  loss,  shall
exceed  the  Deductible   Amount  set
forth in Ite m 3 of the   Declarations
	hereof   (herein   called
Deductible Amount),  and  then  for
such  excess  only,  but  in  no event
  for more  than  the  applicable
Limit  of Liability stated  in Item
3 of the Declarations.

The Insured   will bear,  in addition
 to the  Deductible Amount,  premiums
 on Lost  Instrument   Bonds  as set
forth in Section  7.

There  shall  be  no  deductible
applicable   to  any  loss under
Insuring  Agreement  A sustained  by
 any Investment  Company  named  as
Insured  herein.

SECTION  13.	TERMINATION

The   Underwriter	may  ter minate
  this   bond   as  an entirety   by
furnishing  written   notice  specifying
  the termination   date,  which  cannot
  be  prior  to  60  days after   the
  receipt   of  such  written	notice
  by   each Investment	Company
 na med   as   Insured	and   the
Securities   and   Exchange   Commission,
   Washington, D.C.   The  Insured   may
 terminate   this  bond   as  an entirety
		by
furnishing	written		notice
		to		the
Underwriter.   When  the  Insured
cancels,  the  Insured shall  furnish
written   notic e  to   the   Securities
   and Exchange  Commission,  Washington,
  D.C.,  prior  to 60 days before the
effective dat e of the termination.
The Underwriter		 shall
notify		all	other
Investment Companies  named  as Insu red
 of the  receipt  of such termination
 notice   and   the  termination
  cannot   be effective  prior   to  60
  days  after   receipt   of  written
notice	by		all	 other
	 Investment	Companies.
Premiums   are  earned   unti l  the
termination   date  as set forth herein.

This  Bond   will   terminate	as  to
 any  one   Insured immediately   upon
taking  over  of such  Insured   by  a
receiver   or  other  liquidat or  or
 by  State  or  Feder al officials, or
immediately  upon  the  filing of a
petition under	any   State	or
Federal	  statute	relative
 to bankruptcy	or   reorganization
of   the   Insured,	or assignment
 for the benefit  of creditors  of the
 Insured, or  immediately   upon  such
 Insured   ceasing  to  exist, whether
   through   merger   into  another
 entity,   or  by disposition  of all
of its assets.

The Underwriter  shall refund the
unearned  premium computed    at
short   rates   in   accordance
with   the standard   short  rate
cancellation   tables  if terminated by
 the Insured  or pro rata if terminated
  for any other reason.

This Bond shall terminate:

(a)  as to  any  Employe e as soon  as
 any  partne r, officer		or
supervisory    E mployee    of   the
Insured,  who is not in collusion with
such Employee,  shall learn of any
dishonest  or fraudulent	act(s),
  includ ing    Larceny     or Embezzlement
   on the part  of such Employee without
 prejudice  to the  loss of any Property
 then	in   transit    in   the
custody    of   such Employee  (see
Section  16(d)), or

(b)  as to  any Employee  60 days after
 receipt  by each  Insured  and  by the
Securities  and Exchange   Commission
of  a  written   notice from	the
Underwriter     of   its    desire    to
terminate this bond as to such Employee, or

(c)  as to any person , who is a partner,
 officer or employee  of  any  Electronic
  Data   Processor covered  under  this
bond,  from  and  after  the time   that
  the   Insured    or   any   partner
 or officer  thereof   not   in
collusion   with   such person  shall
have  knowledge  or  information that
such     person     has    committed
   any dishonest	or    fraudulent
    act(s),    including Larceny  or
Embezzlement   in  the  service  of the
  Insured   or  otherwise,   whether
such  act be  committed   before  or
after  the  time  this bond  is effective.

SECTION  14.    RIGHTS    AFTER
TERMINATION OR CANCELLATION

At any  time  prior  to  the  termination
   or  cancellation of this bond  as an
entirety,  whether  by the Insured
 or the     Underwriter,      the
Insur ed    may    give    the Underwriter
  notice that it desires under this
bond an additional    period   of  12
months   within   which   to discover
loss  sustained   by  the  Insured
prior  to  the effective date  of such
 termination   or cancellation  and
shall pay an additional  premium
therefor.

Upon receipt  of such notice  from the
 Insured,  the Underwriter   shall
give its written  consent  thereto;
provided,  however,  that  such additional
  period  of time shall terminate
immediately:

(a)  on  the  effective  date  of an y
other  insurance obtained   by   the
  Insured ,  its   successor   in
business   or   any   other   party,
 replacing   in whole  or  in  part
 the  insurance   afforded  by this
	bond,    whether    or
not    such    other insurance	provides
      coverage      for     loss
sustained prior to its effective date, or

(b)  upon  takeover  of  the  Insured's
   business  by any State  or Federal
official or agency, or by any	receiver
     or    liquid ator,     acting
  or appointed	for   this    pur pose
   without    the necessity of the
Underwriter  giving notice of such
termination.   In the event  that  such
 additional  period of time is
terminated,  as provided  above, the
Underwriter   shall refund any unearned
 premium.

The right to purchase such additional
 period for the discovery  of loss
may  not  be  exercised  by any  State
 or Federal  official or agency, or by
a receiver or liquidator,    acting
or   appointed    to   take   over
the Insured's  business  for the
operation  or  for the liquidation
thereof  or for any purpose.

SECTION  15.	CENTRAL	HANDLING
OF SECURITIES

Securities   included   in   the
system   for  the   central handling
of securities  established  and
maintained   by Depository	Trust
 Company,	Midwest	Depository Trust
 Company,   Pacific  Securities
Depository   Trust Company,	and
Philadelphia		Depository
	Trust Company,   hereinafter
called   Corporations,	to   the extent
  of the  Insured's  int erest  therein
 as effected  by the  making  of
appropriate   entries  on  the  books
 and records  of such  Corporations
  shall  be  deemed  to  be Property.

The  words   "Employee"		and
"Employees"   shall  be deemed   to
include  the  officers,  partners,   clerks
  and other  employees  of  the  New  York
 Stock  Exchange , Boston  Stock  Exchange,
   Midwest   Stock  Exchange, Pacific
Stock	Exchange		and
 Philadelphia	Stock Exchange,   hereinafter
   called  Exchanges,   and  of  the above
  named  Corporations,   and  of  any
nominee   in whose   name   is   registered
		any   security	 included
 within	the   systems   for   the
central	handling	of securities
established	and	  maintained
	by	  such Corporations,
and  any  employee  or  any  recognized
service  company,  while  such  officers,
partners,   clerks and	other
employees	and   employees	   of
  service companies  perform  services
 for such  Corporations   in the
operation  of such systems. For  the
 purpose  of the above  definition  a
 recogni zed  service  company  shall
be  any company  providing  clerks  or
 other personnel to the said Exchanges or C orporations on a contract basis.

The Underwriter   shall not be liable on
 account  of any loss(es)  in  connection
  with  the  central   handling   of
securities	within	the	systems
	established	and maintained
by such Corpo rations,  unless  such
loss(es) shall  be  in  excess  of  the
amount(s)  recoverable   or recovered
under   any  bond  or  policy  of
insurance indemnifying  such  Corporations
   against  such  loss(es), and  then  the
  Underwriter   shall  be  liable  hereunder

only  for  the  Insured's   share  of such
 excess  loss(es), but  in  no event
for more t han the Limit of Liability applicable hereunder.

For  the purpose  of determ ining the
Insured's  share of excess loss(es) it
 shall be deemed  that the Insured  has
 an interest  in any certificate
representing  any security included
	within	 such   systems
equivalent	 to   the interest
the   Insured	 then   has   in   all
  certificates representing   the
same  secu rity  included   within
such systems  and  that  such
Corporations   shall  use  their best
	judgment	in
apportioning	the	amount(s)
recoverable  or recovered  under  any bond
 or policy of insurance
indemnifying	such   Corporations
	agains t such  loss(es) in
connection  with  the  central  handling
of  securities   within   such  systems
among   all  those having an interest
as recorded  by appropriate   entries
in  the  books  and  record s  of  such
 Corporations   in Property   involved
 in  such  loss(es) on  the  basi s
 that each  such  interest   shall
share  in  the  amount(s)  so recoverable
  or recovered  in the ratio that  the
 value of each  such  interest   bears
 to  the  total  value  all  such interests
  and  that  the  Insured's  share  of
such  excess loss(es) shall  be  the
amou nt  of the  Insured's  interest in
  such   Property		in
excess   of  the   amount(s)   so
apportioned  to the Insured  by such Corporations.

This  bond  does  not  afford  coverage  in
favor of such Corporations   or Exchanges  or
 any nominee  in whose name  is  registered
 any  security  included   within  the systems
	for	the	central	handling
of   securities established   and   maintained
	  by   such   Corporations, and upon
payment  to the Insured  by the Underwriter on
  account   of  any  loss(es)  within   the
 systems ,  an assignment  of such of the
Insured's  rights  and  causes of action  as
it may have against such Corporations  or
Exchanges  shall  to  the  extent  of  such
payment,   be given  by  the  Insured   to
the  Underwriter,	and  the Insured   shall
 execute  all  papers  necessary  to  secure the
Underwriter   the rights provided  for herein.

SECTION  16.	ADDITIONAL  COMPANIES INCLUDED
   AS INSURED

If   more   than   one   corporation,
co-partnership    or person  or  any  combination
   of them  be  included   as the Insured  herein:

(a)  the	total	liability	of
the	Underwriter hereunder   for loss or
losses sustained  by any one  or  more  or
all of the m shall  not  exceed the limit for
which the Underwriter   would be liable
hereunder	if   all	 such
loss   were sustained  by any one of them;

(b)  the  one  first  named  herei n  shall
be  deemed authorized  to make, adjust and
receive and enforce  payment  of all claims
hereunder   and shall be deemed  to be the agent
 of the others for   such   purposes    and
for   the   giving   or

receiving  of any notice  required  or permitted
 to  be  given  by  the  terms   hereof,
provided that	the	Underwriter	shall
 furnish	each named  Investment
Company  with  a copy  of the  bond  and  with
 an y amendment   thereto, together  with  a
copy of each formal filing of the settlement
of each such claim prior  to the execution  of
 such settlement;
(c)  the  Underwriter   shall  not  be
responsible   for the proper  application  of
any payment made hereunder to said first named Insured;

(d)  knowledge   possessed  or  discovery
made  by any partner,   officer of supervisory
  Employee of  any   Insured    shall   for
  the   purposes   of Section	4   and
Section    13   of   this   bond constitute
 knowledge or discovery by all the Insured;
 and

(e)  if  the   first  named   Insured   ceases
   for  any reason  to  be  covered  under
this bond, then the Insured next named shall thereafter be considered as the first, named Insured for the purposes of this bond.

SECTION  17.	NOTICE	AND	CHANGE	OF
CONTROL

Upon  the  Insured   obtainin g knowledge  of
a transfer of its outstanding  voting securities
  which  results  in a change  in  control
 (as set  forth  in  Section  2(a) (9) of the
 Investment  Company  Act of 1940) of the
Insured, the   Insured	shall   within
thirty   (30)  days  of  such knowledge
give  written   n otice  to  the   Underwriter
 setting  forth:

(a)  the  names  of the  transfero rs and
transferees (or the names of the beneficial
owners if the voting   securities   are
requested    in   another name), and

(b)  the  total  number   of voting
securities  owned by the transferors  and
the transferees  (or the beneficial  owners),
  both  immediately   before and after the
 transfer,  and

(c) the  total  number   of  outstanding
voting securities.

As used  in  this  section,  control  means
 the  power  to exercise  a controlling
influence over the management or policies of the Insured.

Failing   to  give  the  requi red  notice
 shall  result   in termination   of coverage
  of this bond, effective upon the date of stock transfer for any loss in which any transferee is concerned or implicated.

Such notice is not require d to be given in th e case of an Insured which is an Investment Company.

SECTION  18.	CHANGE  OR MODIFICATION

This  bond  or  any  instrume nt  amending
or  effecting same  may  not  be  changed
or  modified  orally.	No changes  in  or
 modification  thereof  shall  be  effective
unless  made  by written  en dorsement
issued  to form a part  hereof  over  the
 signature   of  the  Underwriter's Authorized
 Representative.   When  a bond  covers only
 one  Investment   Company  no  change  or
 modification which   would	adversely
	affect   the   rights   of   the
Investment   Company   shall  be  effective
  prior  to  60 days  after  written
notificat ion  has  been  furnished  to

the		Securities	and
Exchange	Commission, Washington,	D.C.,
		by   the	Insured
	or	by   the Underwriter.
If more  than  one Investment   Company is
named  as the Insured  herein,  the
Underwriter   shall give written  notice
to each  Investment   Company  and to	the
	Securities		 and
Exchange	Commission, Washington,
D.C.,  not  less than  60 days prior  to
th e effective  date  of  any  change  or
 modification   which would  adversely
affect the  rights  of such  Investment
Company.

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
   PLEASE  READ IT CAREFULLY.
  The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED  TO AND FORMING   PART OF BOND
OR POLICY  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MUTLI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED
IN THE  BOND  OR POLICY

05/12/13



Named  Insured Endorsement

It is agreed  that:

1.	From  and after the time this rider
 becomes effective the Insured under the attached bond are:

ARDEN-SAGE TRITON FUND, LLC
ARDEN-SAGE MULTI-STRATEGY FUND, LLC
ARDEN-SAFE MULTI-STRATEGY TEI INSTITUIONAL FUND, LLC
ARDEN-SAFE MUTLI STRATEGY INSTITUIONAL FUND, LLC
ARDEN ALTERNATIVE STRATEGIES FUND
ARDEN INVESTMENT SERIES TRUST



2.	The  first  named  Insured   shall
act  for  itself  and  for  each  and  all
 of the  Insured   for  all  the  purposes
 of the attached  bond.

3.	Knowledge  possessed  or  discovery
 made  by any Insured   or by any partner
or officer thereof  shall  for all the purposes
  of the attached bond constitute knowledge or discovery by all the Insured.

4.	If,  prior  to  the  termination
 of the  attached   bond  in  its  entirety,
  the  attached   bond  is  terminated
as  to  any Insured,   there  shall  be  no
 liability  for any  loss sustained  by such
 Insured   unless  discovered  before  the
 time such termination as to such Insured becomes effective.

5.	The  liability  of the  Underwriter
   for loss or losses sustained  by any or
all of the  Insured  shall not  exceed  the
 amount  for which the  Underwriter   would
 be liable  had all such loss or losses been
 sustained  by any one of the Insured.
Payment  by the  Underwriter   to the  first
 named  Insured   of loss sustained  by any
Insured shall fully release the Underwriter on account of such loss.

6.	If the  first named  Insured  ceases
 for any reason to be covered under the attached bond, then the Insured next named shall thereafter be considered as the first named Insured for all the purposes of the attached  bond.

Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
   PLEASE  READ IT CAREFULLY.
  The following  spaces preceded  by an
 (*) need  not be completed  if this
endorsement   or rider  and the Bond or
Policy have the same inception  date.

ATTACHED  TO AND FORMING   PART OF BOND
 OR POLICY  NO.
ZBN-15N90935-13-N2


* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF ENDORSEMENT   OR
RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED
 IN THE  BOND  OR POLICY

05/12/13



UNAUTHORIZED   SIGNATURES

It is agreed  that:

1.	The attached  bond is amended  by
inserting an additional Insuring Agreement as follows:

INSURING  AGREEMENT J  UNAUTHORIZED  SIGNATURE

(A) Loss resulting directly from the Insured having accepted, paid or cashed any check or withdrawal order, draft, made or drawn on a customer's account which bears the signature or endorsement of one other than a person whose name and signature is on the application on file with the Insured as a signatory on such account.

(B) It shall be a condition precedent to the Insured's right of recovery under this Rider that  the Insured  shall have on file signatures
  of all persons who are authorized signatories on such account.

2.	The total liability of the Underwriter
  under  Insuring  Agreement  J   is limited
 to the sum of Twenty Five Thousand

Dollars ($25,000), it being understood,
however, that such liability shall be part of and not in addition to the Limit of

 Liability stated in Item 3 of the Declarations of the attached bond or amendment thereof.

3.	With respect  to coverage afforded under
this Rider, the Deductible Amount shall be Two Thousand Five Hundred

Dollars  ($2,500).



















Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions,  provisions, agreements  or
limitations of the above mentioned Bond or Policy, other than as above stated.

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
 PLEASE  READ IT CAREFULLY.
  The following  spaces preceded  by an (*) need
 not be completed  if this endorsement   or rider
  and the Bond or Policy have the same inception date.

ATTACHED  TO AND FORMING   PART OF BOND  OR POLICY
  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED   IN THE
 BOND  OR POLICY

05/12/13



TELEFACSIMILE  TRANSACTIONS

It is agreed  that:

1.	The attached  Bond is amended  by adding
 an additional  Insuring  Agreement  as follows:

INSURING  AGREEMENT L  TELEFACSIMILE  TRANSACTIONS

Loss caused by a Telefacsimile  Transaction,
where  the request  for such Telefacsimile
Transaction  is unauthorized   or fraudulent  and
is made with the manifest intent  to deceive;
provided,  that  the entity  which receives such
request  generally  maintains  and follows during
 the Bond Period  all Designated  Fax Procedures
with respect  to Telefacsimile  Transactions.   The
isolated failure of such entity to maintain and follow a particular Designated Fax Procedure in a particular instance will not preclude coverage under this Insuring Agreement, subject to the exclusions herein and in the Bond.

2.	Definitions.  The following terms  used in
this Insuring Agreement shall have the following meanings:

a.	"Telefacsimile  System"  means a system of
 transmitting  and reproducing  fixed graphic
material  (as, for example, printing)  by means
 of signals transmitted   over telephone  lines.

b.	"Telefacsimile  Transaction"  means any
Fax Redemption, Fax Election, Fax Exchange, or Fax Purchase.

c.	"Fax  Redemption"   means any redemption
  of shares issued by an Investment Company which is requested through a Telefacsimile System.

d.	"Fax  Election"  means any election
concerning  dividend  options  available to
Fund shareholders which is requested through a Telefacsimile System.

e.	"Fax  Exchange"  means any exchange
of shares in a registered  account  of one
 Fund  into shares in an identically
registered account of another Fund in the same complex pursuant to exchange privileges of the two Funds, which exchange is requested through a Telefacsimile System.

f.	"Fax  Purchase"  means any purchase
 of shares issued by an Investment Company which is requested through a Telefacsimile
  System.

g.	"Designated   Fax Procedures"
means the following procedures:

(1)  Retention:   All Telefacsimile
Transaction requests shall be retained for at least six (6) months.
Requests  shall be capable  of being retrieved
  and produced  in legible form within  a
reasonable  time after retrieval  is requested.

(2)  Identity   Test:   The identity  of the
 sender  in any request  for a Telefacsimile
  Transaction  shall be tested before
 executing  that Telefacsimile  Transaction,
  either  by requiring  the sender  to
include  on the face of the request  a unique
  identification  number  or to include
key specific account  information.   Requests
  of Dealers  must be on company letterhead
  and be signed by an authorized
 representative.	Transactions
by occasional users are to be verified by telephone confirmation.

(3)  Contents:  A Telefacsimile  Transaction
 shall not be executed  unless the request
  for such Telefacsimile Transaction  is
 dated and purports to have been signed by (a) any shareholder or subscriber to shares issued by a Fund,  or (b) any
financial or banking institution  or
stockbroker.

(4)  Written  Confirmation:   A written
 confirmation  of each Telefacsimile
Transaction  shall be sent to the
shareholder(s)  to whose account  such
Telefacsimile  Transaction  relates,  at
 the record  address,  by the end of
the Insured's  next regular  processing
 cycle, but no later  than five (5)
business  days following such Telefacsimile
  Transaction.

i.	"Designated"   means or refers
to a written  designation  signed by
a shareholder  of record  of a Fund,
 either in such shareholder's  initial
 application  for the purchase  of
Fund  shares, with or without  a
Signature Guarantee,  or in another
 document  with a Signature  Guarantee.

j.	"Signature  Guarantee"
means a written  guarantee  of a
signature,  which guarantee  is made
 by an Eligible
Guarantor  Institution   as defined
 in Rule 17Ad-15(a)(2) under  the
Securities  Exchange  Act of 1934.

3.	Exclusions.   It is further
 understood  and agreed  that this
Insuring  Agreement  shall not cover:

a.	Any loss covered  under
Insuring  Agreement  A, "Fidelity,"
of this Bond; and b.	Any loss resulting
  from:
(1)  Any Fax Redemption,  where  the
proceeds  of such redemption  were requested
  to be paid or made payable to other
 than (a) the shareholder  of record,  or
(b) a person Designated in the initial application or in writing at least one
(1) day prior  to such redemption  to
 receive redemption  proceeds,  or (c)
 a bank account Designated in the initial application or in writing at least one (1)
 day prior to such redemption to receive redemption proceeds; or

(2)  Any Fax Redemption  of Fund  shares
which had been improperly credited to a shareholder's account, where such shareholder (a) did not cause, directly or indirectly,  such shares to be
credited  to such account,  and (b) directly
  or indirectly  received  any proceeds
or other  benefit  from such redemption;  or

(3)  Any Fax Redemption  from any account,
  where  the  proceeds  of such redemption
   were  requested   to be sent  to  any
address  other  than  the  record  address
 or  another   address  for  such  account
  which  was designated  (a) over the
telephone or by telefacsimile at least fifteen (15) days prior to such redemption, or (b) in the initial application or in writing at least one (1) day prior to such redemption; or

(4)  The intentional  failure to adhere
 to one or more Designated  Fax Procedures;
 or

(5)  The failure to pay for shares attempted
  to be purchased.

4.	The Single Loss Limit of Liability
 under  Insuring  Agreement L
is limited  to the sum of
Two Million Four Hundred Thousand

Dollars  ($2,400,000) it being understood,
  however,  that such liability shall  be
 part of and not in addition to the Limit of Liability stated in Item
 3 of the Declarations  of the attached
Bond or amendments  thereof.

5.	With respect  to coverage afforded
under  this Rider the applicable  Single
loss Deductible   Amount is Twenty Five Thousand
 Dollars  ($25,000).




Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions,  provisions, agreements  or
limitations of the above mentioned Bond or Policy, other than as above stated.



By
Authorized  Representative

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
  PLEASE  READ IT CAREFULLY.
  The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED  TO AND FORMING   PART OF BOND  OR
POLICY  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED   IN
THE  BOND  OR POLICY

05/12/13



VOICE INITIATED  TRANSACTIONS

It is agreed  that:

1.	The attached  bond is amended  by
inserting an additional Insuring Agreement as follows:

INSURING  AGREEMENT K  - VOICE-INITIATED
TRANSACTIONS

Loss caused by a Voice-initiated  Transaction,
  where  the request  for such Voice-initiated
 Transaction  is unauthorized   or fraudulent
  and is made with the manifest intent  to
deceive; provided,  that  the entity  which
receives such request  generally  maintains
and follows during  the Bond Period  all
Designated  Procedures  with respect  to
Voice-initiated  Redemptions  and the Designated
  Procedures  described  in paragraph  2f (1)
and (3) of this Rider  with respect  to all
other  Voice-initiated  Transactions.   The
isolated  failure of such entity  to
maintain and follow a particular  Designated
 Procedure in a particular instance will not preclude coverage under this Insuring
  Agreement,  subject  to the specific
exclusions herein  and in the Bond.

2.	Definitions.  The following terms
used in this Insuring  Agreement  shall
have the following meanings:

a.	"Voice-initiated  Transaction"
means any Voice-initiated  Redemption,
Voice-initiated  Election, Voice-initiated
Exchange,  or Voice-initiated  Purchase.

b.	"Voice-initiated  Redemption"
means any redemption  of shares issued by
 an Investment Company which is requested by voice over the telephone.

c.	"Voice-initiated  Election"
means any election concerning dividend options available to Fund shareholders which is requested by voice over the telephone.

d.	"Voice-initiated  Exchange"  means
 any exchange of shares in a registered
  account  of one Fund  into shares in an
identically  registered  account  of another
  Fund  in the same complex pursuant  to
exchange privileges of the two Funds,
which exchange is requested by voice over the telephone.

e.	"Voice-initiated  Purchase"
means any purchase of shares issued by an Investment Company which is requested by voice over the telephone.

f.	"Designated   Procedures"   means
 the following procedures:

(1)  Recordings:  All Voice-initiated
Transaction  requests  shall be recorded,
  and the recordings  shall be retained
for at least six (6) months.   Information
  contained  on the recordings  shall be
 capable of being retrieved and produced within a reasonable time after retrieval of specific information  is requested,
at a success rate  of no less than 85%.

(2)  Identity   Test: The identity  of the
 caller in any request  for a Voice-initiated
Redemption shall be tested before executing that Voice-initiated Redemption, either by requesting the caller to state a unique identification number or to furnish key specific account information.

(3)  Written  Confirmation:  A written
confirmation  of each Voice-initiated
Transaction  and of each change of the
record  address  of a Fund  shareholder
 requested by voice over the telephone shall be mailed to the shareholder(s) to whose account such Voice-initiated Transaction or change of address  relates,  at the
original record  address  (and, in the
case of such change of address,  at the
changed  record  address) by
the end of the Insured's next regular processing cycle, but no later than five (5) business days following such Voice-initiated Transaction or change of address.

g.	"Investment   Company"  or "Fund"
means an investment  company registered  under
  the Investment
Company  Act of 1940.

h.	"Officially Designated"   means or
refers to a written designation signed by a shareholder of record of a Fund, either in such shareholder's initial application for the purchase of Fund shares, with or without a Signature Guarantee, or in another document  with a Signature  Guarantee.

i.	"Signature  Guarantee"   means a
written guarantee of a signature, which guarantee is made by a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a
broker which is a member of any national securities exchange registered under the
 Securities  Exchange  Act of 1934.

3.	Exclusions.   It is further  understood
  and agreed that this Insuring Agreement shall not cover:

a.	Any loss covered  under  Insuring
Agreement  A, "Fidelity,  " of this Bond; and
b.	Any loss resulting  from:
(1)  Any Voice-initiated  Redemption,  where
 the proceeds  of such redemption  were
requested  to be paid or made payable to other
  than (a) the shareholder of record, or (b) a person Officially Designated to receive redemption proceeds, or (c) a bank account
 Officially Designated to receive redemption proceeds; or

(2) Any Voice-initiated Redemption of Fund shares which had been improperly credited to a shareholder's account, where such shareholder (a) did not cause, directly or indirectly, such shares to be credited to such account, and (b) directly or indirectly received any proceeds or other benefit from such redemption; or

(3) Any Voice-initiated Redemption from any account, where the proceeds of such redemption were requested to be sent (a) to any address other than the record address for such account,  or (b) to a record
address  for such account  which was either
(i) designated over the telephone fewer than thirty (30) days prior to such redemption, or (ii) designated  in writing  less than on
 (1) day prior  to such redemption;  or

(4) The intentional failure to adhere to one or more Designated Procedures; or

(5)  The failure to pay for shares attempted
to be purchased;  or

(6) Any Voice-initiated Transaction requested by voice over the telephone and received by an automated system which receives and converts such request to executable instructions.

4.	The total liability of the Underwriter
  under  Insuring  Agreement  K   is limited
 to the sum of Two Million Four Hundred Thousand
 Dollars ($2,400,000), it being understood, however, that such liability shall be part of and not in addition  to the Limit of
Liability stated  in
 Item 3 of the Declarations of the attached bond or amendment thereof.

5.	With respect  to coverage afforded
under  this Rider the applicable  Deductible
 Amount is Twenty Five Thousand
 Dollars  ($25,000).










Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions,  provisions, agreements  or
limitations of the above mentioned Bond or Policy, other than as above stated.



By
Authorized  Representative

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
 PLEASE  READ IT CAREFULLY.
  The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED  TO AND FORMING   PART OF BOND  OR
POLICY  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF ENDORSEMENT   OR RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED   IN THE
  BOND  OR POLICY

05/12/13




Amend Definition  of Employee  (Exclude EDP
Coverage  for Computer  Software  or Programs)


It is agreed  that:

1.	Sub-section  7 of Section  1(a) in the
Definition of Employee, is deleted and replaced by the following:


(7)  "each  natural   person,  partnership   or
 corporation   authorized   by  written
agreement   with  the  Insured   to perform
services as electronic  data processor  of checks
or other  accounting  records  of the Insured
(does not include  the  creating,  preparing,
 modifying  or  maintaining  the  Insured's
 computer   software  or  programs), but  excluding
  any such processor who acts as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the Insured, unless included under sub-section
  (9) hereof, and"







Nothing  herein  contained  shall be held to vary,
 alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
 PLEASE  READ IT CAREFULLY.
  The following  spaces preceded  by an (*) need
 not be completed  if this endorsement   or rider
 and the Bond or Policy have the same inception  date.

ATTACHED  TO AND FORMING    PART OF BOND  OR POLICY
  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED   IN THE
 BOND  OR POLICY

05/12/13




AMEND  DEFINITION   OF EMPLOYEE  (INCLUDE
 CONTRACTORS)


It is agreed  that:

1.	Section  1(a) EMPLOYEES,   under
Definitions  - CONDITIONS	AND  LIMITATIONS,
  is amended  to include the following sub-section;

(X)   A person  provided  by an employment
 contractor  to perform  duties  for the  Insured
  under the Insured's supervision at any of the Insured's offices or premises covered hereunder.







Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions,  provisions, agreements  or
limitations of the above mentioned Bond or Policy, other than as above stated.

ENDORSEMENT	OR RIDER  NO.
THIS  ENDORSEMENT	CHANGES  THE  POLICY.
 PLEASE  READ IT CAREFULLY.
  The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED  TO AND FORMING    PART OF BOND  OR
POLICY  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER
12:01 A.M. STANDARD TIME  AS SPECIFIED   IN THE
 BOND  OR POLICY

05/12/13




ADD  EXCLUSIONS  (N) & (O)

It is agreed  that:

1.	Section  2, Exclusions,  under  General
  Agreements, is amended to include the following sub-sections:

(n)  loss from  the  use  of credit,  debit,
 charge,  access,  convenience,   identification,
   cash  management   or  other cards,  whether
 such  cards  were  issued  or purport   to
have been  issued  by the  Insured   or by
anyone else, unless such loss is otherwise covered under Insuring Agreement A.

(o)  the  underwriter   shall  not  be  liable
 under  the  attached   bond  for  loss due
 to  liability  imposed  upon  the Insured
as a result  of the  unlawful  disclosure  of
 non-public   material  information  by  the
Insured   or  any Employee,	or   as  a
result   of  any   Employee    acting   upon
such   information,    whether   authorized
 or unauthorized.







Nothing herein contained shall be held to vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or
 Policy, other  than as above stated.

The  following  spaces  preceded   by an (*)
 need  not  be completed   if this  endorsement
   or rider  and  the  Bond or Policy  have
 the  same  inception   date.

ATTACHED  TO AND FORMING    PART OF BOND  OR
 POLICY  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT   OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER

12:01 A.M. LOCAL TIME  AS
SPECIFIED   IN THE  BOND  OR POLICY


05/12/13



AUTOMATIC COVERAGE FOR NEW  INVESTMENT
COMPANIES/INCREASE   IN LIMITS MEL2684  - Ed.
 3/05 - For use with ICB005 - Ed. 7/04

It is agreed  that:

1.	General  Agreement  A., Additional
Offices  or  Employees  - Consolidation   or
Merger  - Notice,  is amended   to include
the following paragraph:

(3)  If the  Insured   shall,  while  this
bond  is in  force,  establish  any new
Investment   Companies  other  than  by
consolidation  or merger  with,  or purchase
or acquisition  of assets or liabilities  of,
another  institution,   such Investment
Companies   shall  automatically   be  covered
  hereunder   from  the  date  of  such
establishment without  the payment  of additional
  premium for the remainder of such premium period.

2.	Section  10., Limit of Liability,  is
amended  to include  the following paragraph:

If the  Insured  shall, while  this bond  is
 in force, require  an increase  in limits
 to comply with  SEC  Reg. 17g-1, due  to  an
increase  in asset  size of current  Investment
  Companies  insured  under  the  bond  or
the  addition  of new  Investment   Companies,
  such increase  in limits  shall
automatically  be covered  hereunder   from
 the date of such increase without the payment of additional premium for the remainder  of the premium  period.



Nothing  herein  contained  shall be held to
 vary, alter, waive, or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

The  following  spaces  preceded   by an (*)
need  not  be completed   if this  endorsement
   or rider  and  the  Bond or Policy  have
 the  same  inception   date.

ATTACHED  TO AND FORMING    PART OF BOND  OR
 POLICY  NO.

ZBN-15N90935-13-N2

* ISSUED  TO

ARDEN-SAGE MULTI-STRATEGY MASTER FUND

DATE ENDORSEMENT   OR RIDER  EXECUTED

06/04/13

* EFFECTIVE   DATE OF  ENDORSEMENT   OR RIDER

12:01 A.M. LOCAL TIME  AS
SPECIFIED   IN THE  BOND  OR POLICY

05/12/13




AMEND  SECTION  13. - TERMINATION  AS TO ANY
 EMPLOYEE MEL3274  Ed. 7-05
For use with ICB005 Ed. 7-04

It is agreed  that:

1.	Sub-sections  (a), (b) & (c) of
Section  13. TERMINATION   under  CONDITIONS
   AND LIMITATIONS,  are deleted  in their
 entirety, and the following is substituted in lieu thereof:

Upon the detection by any Insured that such Employee has committed any dishonest or fraudulent  act(s) or theft, the
Insured  shall immediately  remove such
Employee  from a position  that may enable
  such
Employee to cause the Insured to suffer a loss by any subsequent dishonest or fraudulent act(s) or theft. The Insured, within forty-eight (48) hours of such detection, shall notify the Underwriter with full and complete particulars of the detected dishonest or fraudulent act(s) or theft.

For  purposes  of this section,  detection
 occurs when any partner,  officer, or
supervisory  Employee  of any Insured,
 who is not in collusion with such (detected)
  Employee,  becomes  aware that the
(detected) Employee  has committed  any
dishonest  or fraudulent  act(s) or theft.

This Bond shall terminate  as to any
Employee  by written  notice  to each
Insured  and to the Securities  and Exchange
  Commission  from the Underwriter   of
not less than sixty (60) days prior  to
the effective date of termination specified in such notice.




Nothing  herein  contained  shall be
held to vary, alter,  waive, or extend
  any of the terms,  conditions,
provisions, agreements  or limitations
 of the above mentioned  Bond or Policy,
 other  than as above stated.